Exhibit 99.1
ICU Medical, Inc. Announces Fourth Quarter and Fiscal Year 2015 Results

Fiscal Year 2015 Adjusted EBITDA increased 54% to $114 Million
SAN CLEMENTE, Calif., Feb. 3, 2016 (GLOBE NEWSWIRE) -- ICU Medical, Inc. (Nasdaq:ICUI), a leader in the development, manufacture and sale of innovative medical devices used in infusion therapy, oncology and critical care applications, today announced financial results for the fourth quarter and fiscal year ended December 31, 2015.

Fourth Quarter 2015 Results
Fourth quarter 2015 revenue was $90.4 million, compared to $79.9 million in the same period last year. GAAP net income for the fourth quarter of 2015 was $5.5 million, or $0.33 per diluted share, as compared to GAAP net income of $7.4 million, or $0.46 per diluted share, for the fourth quarter of 2014. Adjusted diluted earnings per share for the fourth quarter of 2015 were $0.96 as compared to $0.68 for the fourth quarter of 2014. Also, adjusted EBITDA was $30.1 million for the fourth quarter of 2015 as compared to $21.9 million for the fourth quarter of 2014.

Full Fiscal Year 2015 Results
Fiscal year 2015 revenue was $341.7 million, compared to $309.3 million in the same period last year. GAAP net income for fiscal year 2015 was $45.0 million, or $2.73 per diluted share, as compared to GAAP net income of $26.3 million, or $1.68 per diluted share, for fiscal year 2014. Adjusted diluted earnings per share for fiscal year 2015 were $3.96 as compared to $2.38 for fiscal year 2014. Also, adjusted EBITDA was $113.9 million for fiscal year 2015 as compared to $73.9 million for fiscal year 2014.

Vivek Jain, ICU Medical's Chief Executive Officer, said, "Our revenue, gross margin and adjusted EBITDA results in the fourth quarter were above our expectations as we achieved growth in both our direct and OEM channels."

Revenue for the three and twelve months ended December 31, 2015 and 2014 were as follows:

(dollars in millions)
	Fiscal year ended December 31,			Three months ended December 31,
Market Segment	2015	2014	Change	2015	2014	Change
Infusion Therapy	$244.8	$216.3	$28.5	$66.1	$56.5	$9.6
Critical Care	54.3	55.1	(0.8)	13.1	13.8	(0.7)
Oncology	41.4	36.7	4.7	11.1	9.3	1.8
Other	1.2	1.2	—	0.1	0.3	(0.2)
	$341.7	$309.3	$32.4	$90.4	$79.9	$10.5

The Company ended the fourth quarter with a strong balance sheet. As of December 31, 2015, cash, cash equivalents and investment securities totaled $377.4 million and working capital was $462.4 million. Additionally, the Company generated operating cash flow of $54.9 million for the fiscal year of 2015.

Fiscal Year 2016 Guidance

For the year, the Company expects revenue to be in the range of $355 million to $365 million; adjusted diluted earnings per share to be in the range of $4.34 to $4.46, and adjusted EBITDA to be in the range of $123 million to $127 million.

Conference Call

The Company will be conducting a conference call concerning these announcements at 4:30 p.m. EST (1:30 p.m. PST), today, Wednesday, February 3, 2016. The call can be accessed at 800-936-9761, international 408-774-4587, conference ID 34390619. The conference call will be simultaneously available by webcast, which can be accessed by going to the Company's website at www.icumed.com, clicking on the Investors tab, clicking on the Webcast icon and following the prompts. The webcast will also be available by replay by dialing (855) 859-2056, (404) 537-3406 international.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Our management believes that the non-GAAP data provides useful supplemental information to management and investors regarding our performance and facilitates a more meaningful comparison of results of operations between current and prior periods. The non-GAAP financial measures included in this press release are adjusted EBITDA and adjusted diluted earnings per share ("Adjusted Diluted EPS"). Adjusted EBITDA excludes intangible asset amortization expense, depreciation expense, stock compensation expense, restructuring and strategic transaction expense, gain on sale of building, legal settlements, impairment of assets held for sale and income tax expense. Adjusted Diluted EPS excludes, net of tax, intangible asset amortization expense, stock compensation expense, restructuring and strategic transaction expense, gain on sale of building, legal settlements and impairment of assets held for sale.

The non-GAAP financial measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

Reconciliations of our GAAP to non-GAAP financial are included in the financial tables in this press release.

About ICU Medical, Inc.

About ICU Medical, Inc. (Nasdaq:ICUI) develops, manufactures and sells innovative medical devices used in vascular therapy, oncology and critical care applications. ICU Medical’s products improve patient outcomes by helping prevent bloodstream infections and protecting healthcare workers from exposure to infectious diseases or hazardous drugs. The company’s complete product line includes custom IV systems, closed delivery systems for hazardous drugs, needlefree IV connectors, catheters and cardiac monitoring systems. ICU Medical is headquartered in San Clemente, California. More information about ICU Medical, Inc. can be found at www.icumed.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as ''will,'' ''expect,'' ''believe,'' ''could,'' ''would,'' ''estimate,'' ''continue,'' ''build,'' ''expand'' or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding the future. These forward-looking statements are based on Management's current expectations, estimates, forecasts and projections about the Company, our full year 2016 guidance and assumptions Management believes are reasonable, all of which are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to, decreased demand for the Company's products, decreased free cash flow, the inability to recapture conversion delays or part/resource shortages on anticipated timing, or at all, changes in product mix, increased competition from competitors, lack of continued growth or improving efficiencies and unexpected changes in the Company's arrangements with its largest customers. Future results are subject to risks and uncertainties, including the risk factors, and other risks and uncertainties, described in the Company's filings with the Securities and Exchange Commission, which include those in the Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

ICU MEDICAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share data)
(unaudited)

	December 31,
	2015	2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$336,164	$275,812
Investment securities	41,233	70,952
Cash, cash equivalents and investment securities	377,397	346,764
Accounts receivable, net of allowance for doubtful accounts of $1,101 and $1,127 at December 31, 2015 and 2014, respectively	57,847	39,051
Inventories	43,632	36,933
Prepaid income taxes	14,366	3,963
Prepaid expenses and other current assets	7,631	5,818
Assets held for sale	4,134	—
Total current assets	505,007	432,529

PROPERTY AND EQUIPMENT, net	74,320	86,091
GOODWILL	6,463	1,478
INTANGIBLE ASSETS, net	23,936	7,063
DEFERRED INCOME TAXES	17,099	13,941
	$626,825	$541,102
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$13,670	$11,378
Accrued liabilities	28,948	17,350
Total current liabilities	42,618	28,728

LONG-TERM LIABILITIES	1,476	—
DEFERRED INCOME TAXES	1,372	1,376
INCOME TAX LIABILITY	1,488	2,746
COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $1.00 par value Authorized-500 shares; Issued and outstanding- none	—	—
Common stock, $0.10 par value — Authorized—80,000 shares; Issued and outstanding, 16,086 shares at December 31, 2015 and 15,595 shares at December 31, 2014	1,608	1,559
Additional paid-in capital	145,125	107,336
Retained earnings	453,896	408,911
Accumulated other comprehensive loss	(20,758)	(9,554)
Total stockholders’ equity	579,871	508,252
	$626,825	$541,102

ICU MEDICAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(unaudited)

	Year ended December 31,
	2015	2014	2013
REVENUES:
Net sales	$341,254	$308,770	$313,056
Other	414	490	660
TOTAL REVENUE	341,668	309,260	313,716
COST OF GOODS SOLD	160,871	157,859	158,984
Gross profit	180,797	151,401	154,732
OPERATING EXPENSES:
Selling, general and administrative	83,216	88,939	89,006
Research and development	15,714	18,332	12,407
Restructuring and strategic transaction	8,451	5,093	1,370
Gain on sale of building	(1,086)	—	—
Legal settlements	1,798	—	—
Impairment of assets held for sale	4,139	—	—
Total operating expenses	112,232	112,364	102,783
Income from operations	68,565	39,037	51,949
OTHER INCOME	1,134	755	765
Income before income taxes	69,699	39,792	52,714
PROVISION FOR INCOME TAXES	(24,714)	(13,457)	(12,296)
NET INCOME	$44,985	$26,335	$40,418
NET INCOME PER SHARE
Basic	$2.84	$1.72	$2.75
Diluted	$2.73	$1.68	$2.65
WEIGHTED AVERAGE NUMBER OF SHARES
Basic	15,848	15,282	14,688
Diluted	16,496	15,647	15,274

ICU MEDICAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(unaudited)

	Three months ended December 31,
	2015	2014
REVENUES:
Net sales	$90,378	$79,773
Other	9	123
TOTAL REVENUE	90,387	79,896
COST OF GOODS SOLD	42,130	40,211
Gross profit	48,257	39,685
OPERATING EXPENSES:
Selling, general and administrative	22,519	20,299
Research and development	4,057	5,080
Restructuring and strategic transaction	5,040	2,253
Impairment of assets held for sale	4,139	—
Total operating expenses	35,755	27,632
Income from operations	12,502	12,053
OTHER INCOME	139	183
Income before income taxes	12,641	12,236
PROVISION FOR INCOME TAXES	(7,178)	(4,864)
NET INCOME	$5,463	$7,372
NET INCOME PER SHARE
Basic	$0.34	$0.48
Diluted	$0.33	$0.46
WEIGHTED AVERAGE NUMBER OF SHARES
Basic	16,020	15,469
Diluted	16,697	15,934

ICU MEDICAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(unaudited)

	Year ended December 31,
	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$44,985	$26,335	$40,418
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,073	19,447	19,506
Provision for doubtful accounts	54	34	185
Provision for warranty and returns	52	(360)	671
Stock compensation	12,827	9,592	5,434
(Gain) loss on disposal of property and equipment	(1,106)	8	(36)
Bond premium amortization	1,670	2,188	2,715
Impairment of assets held for sale	4,139	—	—
Changes in operating assets and liabilities:
Accounts receivable	(20,515)	4,912	3,556
Inventories	(8,337)	(3,836)	2,319
Prepaid expenses and other assets	(1,832)	1,970	(383)
Accounts payable	3,118	(621)	(31)
Accrued liabilities	9,454	2,344	(2,215)
Income taxes, including excess tax benefits and deferred income taxes	(7,717)	(1,373)	(6,413)
Net cash provided by operating activities	54,865	60,640	65,726
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(12,984)	(16,604)	(18,415)
Proceeds from sale of assets	3,592	5	49
Intangible asset additions	(951)	(989)	(1,080)
Business acquisitions, net of cash acquired	(56,786)	—	—
Proceeds from sale of business	28,970	—	—
Purchases of investment securities	(56,137)	(93,588)	(86,022)
Proceeds from sale of investment securities	83,054	89,426	92,348
Net cash used by investing activities	(11,242)	(21,750)	(13,120)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	15,042	16,998	18,004
Proceeds from employee stock purchase plan	2,162	2,485	2,457
Tax benefits from exercise of stock options	9,330	5,700	6,966
Purchase of treasury stock	(1,523)	(5,836)	(3,033)
Net cash provided by financing activities	25,011	19,347	24,394
Effect of exchange rate changes on cash	(8,282)	(8,447)	2,122
NET INCREASE IN CASH AND CASH EQUIVALENTS	60,352	49,790	79,122
CASH AND CASH EQUIVALENTS, beginning of period	275,812	226,022	146,900
CASH AND CASH EQUIVALENTS, end of period	$336,164	$275,812	$226,022

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for income taxes	$22,998	$8,668	$12,172
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING ACTIVITIES:
Accrued liabilities for property and equipment	$182	$789	$212

ICU Medical, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except per share data)
(unaudited)

	Adjusted EBITDA
	Q4		Year Ended
	2015	2014	2015	2014
GAAP net income	$5,463	$7,372	$44,985	$26,335

Non-GAAP adjustments:
Stock compensation expense (a)	3,522	2,602	12,827	9,592
Depreciation and amortization expense (b)	4,807	4,805	18,073	19,447
Restructuring and strategic transaction expense (c)	5,040	2,253	8,451	5,093
Gain on sale of building (d)	—	—	(1,086)	—
Legal settlements (e)	—	—	1,798	—
Impairment of assets held for sale (f)	4,139	—	4,139	—
Provision for income taxes (g)	7,178	4,864	24,714	13,457
Total non-GAAP adjustments	24,686	14,524	68,916	47,589

Adjusted EBITDA	$30,149	$21,896	$113,901	$73,924

	Adjusted diluted earnings per share
	Q4		Year Ended
	2015	2014	2015	2014
GAAP diluted earnings per share	$0.33	$0.46	$2.73	$1.68

Non-GAAP adjustments:
Stock compensation expense (a)	$0.21	$0.16	$0.78	$0.61
Amortization expense (h)	$0.04	$0.04	$0.13	$0.15
Restructuring and strategic transaction expense (c)	$0.30	$0.14	$0.51	$0.33
Gain on sale of building (d)	$—	$—	$(0.07)	$—
Legal settlements (e)	$—	$—	$0.11	$—
Impairment of assets held for sale (f)	$0.25	$—	$0.25	$—
Estimated income tax impact from adjustments (i)	$(0.17)	$(0.12)	$(0.48)	$(0.39)
Adjusted diluted earnings per share	$0.96	$0.68	$3.96	$2.38

(a) Stock-based compensation expense in accordance with ASC 718.
(b) Depreciation of fixed assets and amortization of intangible assets.
(c) Restructuring and strategic transaction expense.
(d) Gain on sale of building.
(e) Legal settlements.
(f) Impairment of assets held for sale.
(g) Income tax expense recognized during the period.
(h) Amortization expense
 (i) Estimated income tax effect on adjustments for stock compensation expense, amortization expense, restructuring and strategic transaction expense, gain on sale of building, legal settlements and impairment of assets held for sale.

ICU Medical, Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures - Fiscal Year 2016 Outlook
(Amounts in millions, except per share data)
(unaudited)

GAAP net income	$61	$63

Non-GAAP adjustments:
Stock compensation expense (a)	15	15
Depreciation and amortization expense (b)	19	19
Provision for income taxes (c)	28	30
Total non-GAAP adjustments	62	64

Adjusted EBITDA	$123	$127

GAAP diluted earnings per share	$3.62	$3.74

Non-GAAP adjustments:
Stock compensation expense (a)	$0.89	$0.89
Amortization expense (d)	$0.17	$0.17
Estimated income tax impact from adjustments (e)	$(0.34)	$(0.34)
Adjusted diluted earnings per share	$4.34	$4.46

(a) Stock-based compensation expense in accordance with ASC 718.
(b) Depreciation of fixed assets and amortization of intangible assets.
(c) Income tax expense recognized during the period.
(d) Amortization expense
(e) Estimated income tax effect on adjustments for stock compensation expense and amortization expense.

CONTACT:
ICU Medical, Inc.
Scott Lamb, Chief Financial Officer
(949) 366-2183

ICR, Inc.
John Mills, Partner
(646) 277-1254